      As filed with the Securities and Exchange Commission on May 14, 2004
                                                       Registration No. 333-

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                         AMERICAN ITALIAN PASTA COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                                           84-1032368
  (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                         Identification No.)

                        4100 N. Mulberry Drive, Suite 200
                           Kansas City, Missouri 64116
          (Address, including zip code, of Principal Executive Offices)

            AMERICAN ITALIAN PASTA COMPANY 2000 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                               Timothy S. Webster
                      President and Chief Executive Officer
                         American Italian Pasta Company
                        4100 N. Mulberry Drive, Suite 200
                           Kansas City, Missouri 64116
                                 (816) 584-5000
            (Name, address and telephone number of agent for service)

                                    Copy to:
                               James M. Ash, Esq.
                       Blackwell Sanders Peper Martin LLP
                               Two Pershing Square
                          2300 Main Street, Suite 1000
                           Kansas City, Missouri 64108
                                 (816) 983-8000

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------ ------------------ ------------------- ------------------ ------------------
                                                                     Proposed maximum   Proposed maximum
     Title of securities to be registered          Amount to be       offering price        aggregate          Amount of
                                                    registered        per share (2)      offering price    registration fee
------------------------------------------------ ------------------ ------------------- ------------------ ------------------
Class A Convertible Common Stock, par value         800,000 (1)          $30.92           $24,736,000           $3,134.05
$.001 per share
------------------------------------------------ ------------------ ------------------- ------------------ ------------------

(1)      The 800,000 shares being registered under the 2000 Equity Incentive
         Plan represent the increase approved at the Company's most recent annual stockholders meeting held on February 19, 2004. This
         Registration Statement shall be deemed to include any additional shares which may be issued under the 2000 Equity Incentive Plan as a result of a stock split or stock dividend or other anti-dilution provision.
         Includes a preferred stock purchase right attached to each share of common stock that, prior to the occurrence of certain events, will not be evidenced separately from the common stock.
(2)      Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933. The maximum offering price per share is based on the average of the high and low prices of the Registrant's Common Stock as listed on the New York Stock
         Exchange on May 12, 2004.

                     STATEMENT UNDER GENERAL INSTRUCTION E -
                      REGISTRATION OF ADDITIONAL SECURITIES

         The Registration Statement is being filed to register an additional
800,000 shares of Class A Convertible Common Stock, par value $0.001 per share
(the "Common Stock"), of American Italian Pasta Company (the "Company") as a
result of an increase in the number of shares of Common Stock issuable under the
Company's 2000 Equity Incentive Plan. In accordance with General Instruction E of Form S-8, the contents of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the "Commission") on April 12, 2001
(File No. 333-58778) are incorporated herein by reference.

                                     Part II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed with the Commission are incorporated by reference:

         (a)      The Company's Annual Report on Form 10-K for the fiscal year ended October 3, 2003, filed with the Commission on December
                  30, 2003.

         (b)      The Company's Quarterly Report on Form 10-Q for the quarter ended January 2, 2004, filed with the Commission on February
                  17, 2004 and the Quarterly Report for the quarter ended April
                  2, 2004 filed with the Commission on May 14, 2004.

         (c)      The Company's Form 8-K filed with the Commission on January
                  13, 2004.

         (d)      The description of the Company's Common Stock contained in the
                  Company's Registration Statement on Form 8-A12B, filed with the Commission on September 22, 1997 (File No. 001-13403), the
                  description of the preferred stock purchase rights set forth in the Registration Statement on Form 8-A12B, filed with the
                  Commission on December 14, 1998 (File No. 001-13403) and
                  including any further amendment or report filed for the
                  purpose of updating such descriptions.

         All documents subsequently filed by the Company pursuant to Sections
13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 8:   Exhibits

Exhibit Number                              Document

4.1  The specimen certificate representing the Company's Class A Convertible
     Common Stock, par value $0.001 per share, which is attached as Exhibit 4.1 to the Company's registration statement on Form S-1, as amended (Commission
     File No. 333-32827) (the "IPO Registration Statement"), is incorporated by reference herein as Exhibit 4.1.

4.2  The specimen certificate representing the Company's Class B Convertible
     Common Stock, par value $0.001 per share, which is attached as Exhibit 4.2 to the IPO Registration Statement, is incorporated by reference herein as
     Exhibit 4.2.

4.3  Section 7.1 of the Company's amended and restated Certificate of
     Incorporation, dated October 7, 1997, which is attached as Exhibit 3.1 to the IPO Registration Statement, is incorporated by reference herein as
     Exhibit 4.3.

4.4  Article II of the Company's amended and restated Bylaws, dated October 7,
     1997, which is attached as Exhibit 3.2 to the IPO Registration Statement, is incorporated by reference herein as Exhibit 4.4.

4.5  Sections 1, 2, 3, 4 of Article III of the Company's amended and restated
     Bylaws, dated October 7, 1997, which is attached as Exhibit 3.2 to the IPO
     Registration Statement, is incorporated by reference herein as Exhibit 4.5.

4.6  Article VII of the Company's amended and restated Bylaws, dated October 7,
     1997, which is attached as Exhibit 3.2 to the IPO Registration Statement, is incorporated by reference herein as Exhibit 4.6.

4.7  Article IX of the Company's amended and restated Bylaws dated October 7,
     1997, which is attached as Exhibit 3.2 to the IPO Registration Statement, is incorporated by reference herein as Exhibit 4.7.

4.8  Shareholder Rights Agreement, dated December 3, 1998, between American
     Italian Pasta Company and UMB Bank, N.A. as Rights Agent, which is attached as Exhibit 1 to the Company's Registration Statement dated December 14,
     1998 on Form 8-A12B (Commission File No. 001-13403), is incorporated by reference herein as Exhibit 4.8.

4.9  Certificate and First Amendment to Rights Agreement, which is attached as
     Exhibit 4 to the Company's Form 8-K filed on January 6, 2003, is incorporated by reference herein as Exhibit 4.9.

4.10 American Italian Pasta Company 2000 Equity Incentive Plan, as amended, which is attached as Exhibit 10.1 to the Company's quarterly report on Form
     10-Q for the quarter ended April 2, 2004, is incorporated by reference herein as Exhibit 4.10.

5.1  Opinion of Blackwell Sanders Peper Martin LLP, counsel to the Company, including consent

23.1 Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Blackwell Sanders Peper Martin LLP (included in Exhibit 5.1)

24.1 Power of Attorney (see signature page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on May 14, 2004.

                               AMERICAN ITALIAN PASTA COMPANY

                               By:      /s/ Timothy S. Webster
                                  ----------------------------------------------
                                        Timothy S. Webster
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of American Italian Pasta Company, hereby severally constitute Timothy
S. Webster and Warren B. Schmidgall, and each of them singly, our true and lawful attorneys, with full power to them, and each of them singly, or their duly appointed substitute as the same may be designated in writing from time to time, to sign for us and in our names in the capacities indicated below, any and all amendments to this Registration Statement on Form S-8, and generally to do all such things in our names and in our capacities as directors to enable
American Italian Pasta Company to comply with the provisions of the Securities
Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

               Signature                                    Title                                   Date

     /s/ Timothy S. Webster                          Director, President,                       May 14, 2004
------------------------------------                Chief Executive Officer
         Timothy S. Webster                     (Principal Executive Officer)

     /s/ Warren B. Schmidgall                 Executive Vice President and Chief                May 14, 2004
------------------------------------                 Financial Officer
         Warren B. Schmidgall                     (Principal Financial and
                                                    Accounting Officer)

     /s/ Horst W. Schroeder                   Chairman of the Board of Directors                May 14, 2004
------------------------------------
         Horst W. Schroeder

     /s/ Robert H. Niehaus                                 Director                             May 14, 2004
---------------------------
         Robert H. Niehaus

     /s/ Richard C. Thompson                               Director                             May 14, 2004
------------------------------------
         Richard C. Thompson

     /s/ Jonathan E. Baum                                  Director                             May 14, 2004
---------------------------
         Jonathan E. Baum

     /s/ Tim M. Pollak                                     Director                             May 14, 2004
------------------------------------
         Tim M. Pollak

     /s/ Mark C. Demetree                                  Director                             May 14, 2004
---------------------------
         Mark C. Demetree

     /s/ William R. Patterson                              Director                             May 14, 2004
------------------------------------
         William R. Patterson

     /s/ Terence C. O'Brien                                Director                             May 14, 2004
---------------------------
         Terence C. O'Brien

     /s/ James A. Heeter                                   Director                             May 14, 2004
------------------------------------
         James A. Heeter

                         Index of Exhibits

Exhibit Number                              Document

4.1  The specimen certificate representing the Company's Class A Convertible
     Common Stock, par value $0.001 per share, which is attached as Exhibit 4.1 to the Company's registration statement on Form S-1, as amended (Commission file no. 333-32827) (the "IPO Registration Statement"), is incorporated by reference herein as Exhibit 4.1.

4.2  The specimen certificate representing the Company's Class B Convertible
     Common Stock, par value $0.001 per share, which is attached as Exhibit 4.2 to the IPO Registration Statement, is incorporated by reference herein as
     Exhibit 4.2.

4.3  Section 7.1 of the Company's amended and restated Certificate of
     Incorporation, dated October 7, 1997, which is attached as Exhibit 3.1 to the IPO Registration Statement, is incorporated by reference herein as
     Exhibit 4.3.

4.4  Article II of the Company's amended and restated Bylaws, dated October 7,
     1997, which is attached as Exhibit 3.2 to the IPO Registration Statement, is incorporated by reference herein as Exhibit 4.4.

4.5  Sections 1, 2, 3, 4 of Article III of the Company's amended and restated
     Bylaws, dated October 7, 1997, which is attached as Exhibit 3.2 to the IPO
     Registration Statement, is incorporated by reference herein as Exhibit 4.5.

4.6  Article VII of the Company's amended and restated Bylaws, dated October 7,
     1997, which is attached as Exhibit 3.2 to the IPO Registration Statement, is incorporated by reference herein as Exhibit 4.6.

4.7  Article IX of the Company's amended and restated Bylaws dated October 7,
     1997, which is attached as Exhibit 3.2 to the IPO Registration Statement, is incorporated by reference herein as Exhibit 4.7.

4.8  Shareholder Rights Agreement, dated December 3, 1998, between American
     Italian Pasta Company and UMB Bank, N.A. as Rights Agent, which is attached as Exhibit 1 to the Company's Registration Statement dated December 14,
     1998 on Form 8-A12B (Commission File No. 001-13403), is incorporated by reference herein as Exhibit 4.8.

4.9  Certificate and First Amendment to Rights Agreement, which is attached as
     Exhibit 4 to the Company's Form 8-K filed on January 6, 2003, is incorporated by reference herein as Exhibit 4.9.

4.10 American Italian Pasta Company 2000 Equity Incentive Plan, as amended, which is attached as Exhibit 10.1 to the Company's quarterly report on Form
     10-Q for the quarter ended April 2, 2004, is incorporated by reference herein as Exhibit 4.10.

5.1  Opinion of Blackwell Sanders Peper Martin LLP, counsel to the Company, including consent

23.1 Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Blackwell Sanders Peper Martin LLP (included in Exhibit 5.1)

24.1 Power of Attorney (see signature page)